Fiscal First Quarter 2025 Financial Results Call

June 5, 2024



Safe Harbor & Non-GAAP Statements

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific, Jolly and LHD acquisitions and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted EBITDA and Adjusted EBITDA margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Lakeland Overview (Nasdaq: LAKE)

What We Do

Global manufacturer of quality, cost-effective, and mission-critical personal protective clothing solutions that protect people at work and in their communities

Key Statistics

Revenue (LTM as of 04/30/24)	$132.3 million
Market Cap. (05/30/2024)	~$138 million
Cash (04/30/2024)	~$28.4 million
Debt (04/30/2024)	~$13 million
Employees	~1,900
Locations	18 in 14 countries
Distribution	~2,000 distributors in 78 countries covering 74% of global population

Note: Lakeland's fiscal year end is January 31

Lakeland Revenue – Full Year 2024

GEOGRAPHY



44%
13%
11%
14%
13%
5%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign

PRODUCT LINE



40%
21%
17%
17%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

Mission-Critical Product Portfolio

Industrial

Products

- Chemical Suits
- PPE / Disposable Coveralls
- FR/AR Performance Wear
- High Visibility
- Jolly and Cosmas brand of safety boots

Applications

- Energy
- Clean Room
- Utilities
- Industrial
- Healthcare



Fire

Products

- NFPA-certified Fire Turnout Gear
- CE-certified Fire Turnout Gear
- Pacific brand of safety helmets
- Jolly brand of fire boots
- Particulate Blocking Hoods
- Fire Gloves

Applications

- Professional and Volunteer Fire
- Structural Fire Fighting
- Wildland Fire Fighting
- Search and Rescue


C. COX

Lakeland's Mission is to protect the world's workers, first responders and communities by providing quality protective solutions for the most critical situations.

Fiscal 2025 First Quarter Highlights and FY2025 Guidance

Q1-FY25 Highlights

- Net sales growth of 27%
- High-value, strategic product line growth, led by a 92% increase in fire service

Revenue	$36.3 million
Gross Margin	44.6%
Adjusted EBITDA	$3.9 million
Adjusted EBITDA Margin	10.6%

FY25 Guidance Update

- **Raising FY25 Revenue in the range of $150 million to $155 million.**
  (Note - Revenue expectation includes the recently announced Jolly Scarpe and Pacific Helmets acquisitions but does not include the LHD fire services business, which we expect to close in June 2024.)
- **Raising FY25 Adjusted EBITDA excluding FX in the range of $17 million to $20 million**
  (Note – Adjusted EBITDA expectation includes the recently announced Jolly Scarpe and Pacific Helmets acquisitions but does not include the LHD fire services business, which we expect to close in June 2024.)

Q1-FY25 Revenue

GEOGRAPHY


39%
17%
11%
11%
13%
9%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign

PRODUCT LINE


36%
29%
17%
14%
4%
Disposables
Fire
FR/AR Performance
Chemical
Hi-Visibility

Fiscal 2025 First Quarter Financial Highlights

Net Sales


$28.7
$36.3
2024Q1
2025Q1

Gross Margin


43.4%
44.6%
2024Q1
2025Q1

Diluted EPS


0.18
0.22
2024Q1
2025Q1

Adjusted EBITDA & Adjusted EBITDA Margin


$2,761
9.6%
$3,853
10.6%
2024Q1
2025Q1

- Net sales increased $7.5 million, or 7.8%
- Sales of fire service products increased $5.0 million, or 92%, $3.9 million inorganic growth and $1.1 million organic growth

- Gross margin improved by product and geographic mix
- Operations improvements partially offset by non-recurring upsides in 2024Q1

- Net income increased by $0.4 million to $1.7 million,
- Resulted in EPS diluted gain of $0.04 to $0.22

- Adjusted EBITDA grew 40% year-over-year benefited from sales increases in our higher-value product lines
- Impacted by higher operating expenses related to sales growth and professional fees

FQ1 Gross Margin and Adjusted EBITDA Bridge



GROSS MARGIN %
43.4%
4.9%
-0.8%
-4.6%
1.7%
44.6%
2024Q1 GM
Organic Sales Mix
Inorganic Sales Mix
Q1FY24 Non recurring COGS Upsides
Operations Inititatives Improvement
2025Q1 GM



ADJUSTED EBITDA
$2.8M
$3.4M
$0.04M
-$1.6M
$0.8M
-$0.6M
-$0.8M
$3.9M
2024Q1
Organic Sales Mix
Pacific Helmets Jolly Scarpe
Q1FY24 Non recurring COGS Upsides
Operations Inititatives Improvement
Sales Opex Revenue Growth
Other Opex
2025Q1

- Sales increases in North America and Latin America
- Pacific Helmets and Jolly Scarpe contributed 11% of total sales
- Operations costs improvement offset by non-recurring upsides from Q1 FY24

- Organic revenue increased 13% year-over-year
- Cross selling impact inorganic results but benefits overall profitability
- Operating expenses increased to support growing activity

Lakeland Revenue Mix – Historical and Pro Forma with Acquisitions

Lakeland Organic FY23 | Lakeland Organic FY24 | Lakeland FY24 Pro Forma assuming Pacific Helmets, Jolly Scarpe and LHD Group

GEOGRAPHY



44%
22%
7%
10%
11%
6%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign



44%
13%
11%
14%
13%
5%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign



32%
10%
23%
10%
8%
17%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign

PRODUCT LINE



49%
13%
20%
13%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility



40%
21%
17%
17%
5%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility



29%
42%
12%
13%
4%
Disposables
Fire
FR/AR Performance
Chemical
High-Visibility

Lakeland's Strategic Priorities

Building a Premier Global Fire Brand

- Investing resources in high growth geographies
- Commitment to product line enhancements
- Optimizing operations and sales channels

Expanding Portfolio and Capabilities Through M&A

- Adding product line extensions and innovative new products
- Expanding global markets, channels and customers
- Maintaining robust acquisition pipeline

Solidifying Foundational Non-Wovens Business

- Filling in product portfolio gaps
- Acquiring premier global brands
- Driving operating leverage through cross-selling

Fiscal 2025 First Quarter Takeaways

- ✓ Fiscal first quarter results continued revenue growth in key geographic markets and strategic product lines, including 92% growth in fire service
- ✓ Q1 Adjusted EBITDA up 41% vs. Q1 FY24 with improved Adjusted EBTIDA margin
- ✓ Subsequent to quarter end, Lakeland announced strategic partnership with LineDrive to further expand our footprint in the North America industrial sector
- ✓ Lakeland pursue the completion to acquire LHD fire and rescue business, expected to close in Q2



Why Invest in Lakeland?

- ✓Positioned for sustainable growth, driven by a focus on organic and inorganic opportunities
- ✓Significant upside in growing global fire market, as well as other higher value-added products and segments
- ✓Strategic competitive and manufacturing advantages
- ✓Healthy M&A pipeline supported by strong balance sheet
- ✓Recession-resistant core business
- ✓Positive exposure to "black swan" events






Appendix

Fiscal 2025 First Quarter Financial Summary

	THREE MONTHS ENDED April 30,		
	2024	2023	Variance
Net sales	$36,309	$28,700	26.51%
Gross Margin	44.57%	43.36%	121bps
Adjusted EBITDA	$3,903	$2,761	41.4%
Adjusted EBITDA Margin	10.8%	9.6%	113bps
EPS	$0.20	$0.18	$0.03

($000's Except Share Information)

Non-GAAP Reconciliation – Q1

	THREE MONTHS ENDED April 30,	
	2024	2023
Net Income to EBITDA		
Net income	**$1,558**	**$1,320**
Interest expense	$172	$8
Taxes	$586	$541
Depreciation and amortization	$594	$533
EBITDA	**$2,910**	**$2,403**

EBITDA to Adjusted EBITDA
(excluding non-cash expenses)

	2024	2023
EBITDA	**$2,910**	**$2,403**
Equity compensation	$198	$407
Other income (expense)	-$11	$69
Acquisition expenses	$972	$17
Earnout revaluation	-$689	-$493
Employee separation expense	$0	$320
New Monterrey, Mexico facility start-up costs	$276	$38
PFAS Litigation	$247	$0
Adjusted EBITDA	**$3,903**	**$2,761**

($000's Except Share Information)

	THREE MONTHS ENDED April 30,	
	2024	2023
Adjusted EBITDA Margin		
Adjusted EBITDA	$3,903	$2,761
Divided by net sales	$36,309	$28,700
Adjusted EBITDA Margin	**10.8%**	**9.6%**

Lakeland®

Protect Your People®